          SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):
                      October 29, 1998


                    BCSB BANKCORP, INC.
------------------------------------------------------
(Exact name of registrant as specified in its charter)


United States                    0-24589         52-2108333
----------------------------------------------------------------
(State or other jurisdiction   (Commission     (I.R.S. employer
of incorporation)              file number)  identification No.)

4111 E. Joppa Road, Suite 300, Baltimore, Maryland     21236
----------------------------------------------------------------
(Address of principal executive offices)            (Zip code)

Registrant's telephone number, including area code:(410)256-5000


                            Not Applicable
-------------------------------------------------------------
(Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS
          ------------

     On October 29, 1998, the Registrant announced that Michael
J. Dietz will retire as President of BCSB Bankcorp, Inc. and its operating subsidiary, Baltimore County Savings Bank, F.S.B. (the "Bank") effective January 1, 1999. For further information, reference is made to the Registrant's press release dated October 29, 1998, which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS
          -----------------------------------------

     The following is a list of exhibits filed with this Current Report on Form 8-K.

     Exhibit No.              Description
     ----------               -----------
        99.1             Press Release, dated October 29, 1998





                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                              BCSB BANKCORP, INC.



Date: October 29, 1998        By: /s/ Gary C. Loraditch
                                  ----------------------------
                                  Gary C. Loraditch
                                  Vice President


                         -3-